Exhibit 10.14

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WHITEHEAD INSTITUTE FOR BIOMEDICAL RESEARCH

PATENT LICENSE AGREEMENT (CO-EXCLUSIVE)

This Agreement, effective as of May 22, 2019 (the “EFFECTIVE DATE”), is between the Whitehead Institute for Biomedical Research (“WHITEHEAD”), a Delaware corporation, having a principal office at 455 Main Street, Cambridge, MA 02142 and Omega Therapeutics, Inc. (“COMPANY”), a Delaware corporation, having a principal place of business at 55 Cambridge Parkway, Cambridge MA 02142 (the “Agreement”).

R E C I T A L S

WHEREAS, WHITEHEAD is the owner of certain PATENT RIGHTS (as later defined herein) relating to [***]; [***]; [***];

WHEREAS, WHITEHEAD has the right to grant licenses under said PATENT RIGHTS subject to a royalty-free, nonexclusive, non-transferable license to practice the PATENT RIGHTS granted to the United States Government for government purposes;

WHEREAS, WHITEHEAD intends to grant certain rights in PATENT RIGHTS co-exclusively to COMPANY and [***] (“CO-EXCLUSIVE LICENSEE”);

WHEREAS, WHITEHEAD and [***] are parties to a Sponsored Research Agreement dated [***], wherein WHITEHEAD has granted [***] certain rights under the PATENT RIGHTS.

WHEREAS, WHITEHEAD desires to have the PATENT RIGHTS developed and commercialized to benefit the public by granting a license;

COMPANY has represented to WHITEHEAD that it has the financial capacity and the strategic commitment to facilitate the transfer of the technology for the public interest using commercially reasonable efforts; and

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COMPANY desires to obtain a license to WHITEHEAD’s rights under the PATENT RIGHTS, and WHITEHEAD is willing to grant a license upon the terms and conditions of this Agreement.

NOW, THEREFORE, WHITEHEAD, and COMPANY hereby agree as follows:

1. DEFINITIONS

1.1 “AFFILIATE” will mean any legal entity (such as a corporation, partnership, or limited liability company) that directly or indirectly controls, or is controlled by, or is under common control with, COMPANY. For the purposes of this definition, the term “control” means (i) beneficial ownership of at least fifty percent (50%) of the voting securities of a corporation or other business organization with voting securities or (ii) a fifty percent (50%) or greater interest in the net assets or profits of a partnership or other business organization without voting securities, or (iii) the power to direct the management and policies of such entities.

1.2 “COMBINATION PRODUCT” will mean any LICENSED PRODUCT or LICENSED PROCESS sold or used in combination with one or more other products or processes which are not LICENSED PRODUCTS or LICENSED PROCESSES but which perform a useful function independent of the LICENSED PRODUCTS or LICENSED PROCESSES. For example, a COMBINATION PRODUCT is a pharmaceutical product that includes two active pharmaceutical ingredients.

1.3 “FDA” will mean the United States Food and Drug Administration.

1.4 “FIELD” will mean all human and animal therapeutic and diagnostic fields. For the avoidance of doubt, FIELD excludes sale and/or distribution of reagents for research use.

1.5 “LICENSED PROCESS” will mean any process that, absent the license granted hereunder, would infringe one or more VALID CLAIMS.

1.6 “LICENSED PRODUCT” will mean any product that, in whole or in part, absent the license granted hereunder, (i) would infringe one or more VALID CLAIMS; or (ii) is manufactured by using a LICENSED PROCESS or that, when used, infringes a VALID CLAIM.

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1.7 “LICENSED SERVICES” will mean the provision of services using LICENSED PROCESSES under written agreement to a third party that is not a SUBLICENSEE, specifically for screening, patient identification, and/or target identification activities in the FIELD where COMPANY and such third party are not otherwise collaborating regarding a product based on such activities.

1.8 “LICENSED SERVICES INCOME” will mean the gross amount collected by COMPANY and its AFFILIATES for LICENSED SERVICES, less [***].

1.9 “NET SALES” will mean the gross amount collected by COMPANY, its AFFILIATES, and SUBLICENSEES for LICENSED PRODUCTS to a final customer who is an end user of the LICENSED PRODUCT, less the following:

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***];

(v)	[***]; and

(vi)	[***].

No deductions will be made for commissions paid to individuals whether they are with independent sales agencies (unless required for distribution purposes in a local jurisdiction) or regularly employed by COMPANY and on its payroll or for costs of collections. [***].

Non-monetary consideration may be accepted by COMPANY or any AFFILIATE for any LICENSED PRODUCT [***]. NET SALES includes the fair-market value of any non-cash consideration from sale of LICENSED PRODUCTS received by COMPANY or AFFILIATES.

In the event that a LICENSED PRODUCT or LICENSED PROCESS is sold as a COMBINATION PRODUCT, NET SALES, for the purposes of determining royalty payments on the COMBINATION PRODUCT, will mean the gross amount collected for the COMBINATION PRODUCT less the deductions set forth above, multiplied by a proration factor that is determined as follows:

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(1)

If all components of the COMBINATION PRODUCT were sold separately during the same or immediately preceding year, the proration factor shall be determined by the formula [A / (A+B)], where A is the average gross sales price of all LICENSED PRODUCT or LICENSED PROCESS components (as applicable) during such period when sold separately from the other component(s), and B is the average gross sales price of the other component(s) during such period when sold separately from the LICENSED PRODUCT or LICENSED PROCESS components (as applicable); or

(2)

If all components of the COMBINATION PRODUCT were not sold or provided separately during the same or immediately preceding year, the proration factor shall be determined by the Parties in good faith negotiations based on the relative value contributed by each component.

1.10 “PATENT CHALLENGE” will mean a challenge to the validity or enforceability of any of the PATENT RIGHTS filed in a patent office or in an appropriate court, and includes acts that institute, or cause counsel to institute, any interference, opposition, re-examination, or similar proceeding with respect to any of the PATENT RIGHTS with the U.S. Patent and Trademark Office or any foreign patent office.

1.11 “PATENT RIGHTS” will mean:

(i)	the United States and international patents listed on Appendix A;

(ii)	the United States and international patent applications and/or provisional applications listed on Appendix A and the resulting patents that issue directly therefrom;

(iii)

claims of any patent applications claiming priority to any of the provisional applications listed on Appendix A that are directed to subject matter specifically described in the patents and patent applications listed on Appendix A and any divisionals, continuations, claims of continuation-in-part applications, and continued prosecution applications (and their relevant international equivalents) of the patent applications listed on Appendix A and of such patent applications that claim priority to any of the provisional applications listed on Appendix A, to the extent the claims are directed to and wholly supported by subject matter specifically described in the patent applications listed on Appendix A, and those claims in the resulting patents that issue directly therefrom;

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(iv)

claims of any patents resulting from reissues, reexaminations, or extensions (and their relevant international equivalents) of the patents described in (i), (ii), and (iii) above that are directed to subject matter specifically described in the patents and patent applications listed on Appendix A; and

(v)

U.S. provisional patent applications which are directed to subject matter specifically described in the United States patents and/or patent applications listed on Appendix A, claims of any patent applications claiming priority to any of such provisional applications that are directed to subject matter specifically described in the patents and patent applications listed on Appendix A, and any divisionals, continuations, claims of continuation-in-part applications, and continued prosecution applications (and their relevant international equivalents) of any of the foregoing patent application, to the extent the claims are directed to and wholly supported by subject matter specifically described in the patent applications listed on Appendix A, those claims in the resulting patents, and the claims of any patents resulting from reissues, reexamination, or extensions (and their relevant international equivalents) of any of such patents that are directed to subject matter specifically described in the patents and patent applications listed on Appendix A.

COMPANY may remove, at its sole discretion, any patent or patent application or claim thereof from Appendix A in accordance with Section 6.1(c).

1.12 “PHASE I TRIAL” will mean a human clinical trial of a LICENSED PRODUCT in a human subject the purpose of which is preliminary determination of safety and tolerability of a dosing regimen, as required in 21 C.F.R. § 312.21(a), or any equivalent clinical study in a country other than the United States.

1.13 “PHASE II TRIAL” will mean a human clinical trial of a LICENSED PRODUCT, for which the primary endpoints include a determination of dose ranges and/or a preliminary determination of efficacy in patients being studied as required by 21 C.F. R. § 312.21 (b), or any equivalent clinical study in a country other than the United States.

1.14 “PHASE III TRIAL” will mean a human clinical trial of a LICENSED PRODUCT on a sufficient number of subjects that is designed to establish that a pharmaceutical product is safe and efficacious for its intended use, and to determine warnings, precautions, and adverse reactions that are associated with such pharmaceutical product in the dosage range to be prescribed, which trial is intended to support Approval of a LICENSED PRODUCT, as described in 21 C.F.R. 312.21(c) for the United States or any equivalent clinical study in a country other than the United States.

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1.15 “REPORTING PERIOD” will begin on the first day of each calendar quarter and end on the last day of such calendar quarter.

1.16 “SUBLICENSEE” will mean any non-AFFILIATE sublicensee of the rights granted COMPANY under Section 2.1.

1.17 “SUBLICENSE AGREEMENT” will mean a written agreement between COMPANY and a SUBLICENSEE granting a sublicense of the rights granted COMPANY under Section 2.1.

1.18 “TERM” will mean the term of this Agreement, which will commence on the EFFECTIVE DATE and will remain in effect until the expiration or abandonment of the PATENT RIGHTS, unless earlier terminated in accordance with the provisions of this Agreement.

1.19 “TERRITORY” will mean worldwide.

1.20 “VALID CLAIM” will mean (i) any claim of an issued and unexpired PATENT RIGHT that (a) has not been held permanently revoked, unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal, and (b) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise, or (ii) a claim of a pending PATENT RIGHT application that has not been pending for more than [***] years from the date of [***], which claim is filed and prosecuted in good faith and has not been abandoned or finally disallowed without the possibility of appeal or re-filing of the application. The invalidity of a particular claim in one or more countries will not invalidate such claim in the remaining countries of the TERRITORY.

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2. GRANT OF RIGHTS

2.1 License Grants. Subject to the terms of this Agreement, WHITEHEAD hereby grants to COMPANY for the TERM a royalty-bearing license under the PATENT RIGHTS to research, make, have made, use, sell, offer to sell, lease and import LICENSED PRODUCTS in the FIELD in the TERRITORY and to perform and have performed LICENSED PROCESSES in the FIELD in the TERRITORY. COMPANY may extend the license granted to COMPANY to one or more of its AFFILIATES, at COMPANY’s discretion, and will provide written notification to WHITEHEAD of any AFFILIATES covered by the license granted in this Agreement. Any terms in this Agreement that apply to AFFILIATES of COMPANY will only apply in the event COMPANY has extended the license as provided above.

2.2 Co-Exclusivity. Subject to the terms of this Agreement, the license granted by WHITEHEAD to COMPANY under Section 2.1 above shall be co-exclusive (with CO-EXCLUSIVE LICENSEE) under the PATENT RIGHTS in the FIELD in the TERRITORY to research, make, have made, use, sell, lease, offer for sale or import LICENSED PRODUCTS or to perform or have performed LICENSED PROCESSES. In the event that no agreement with the CO-EXCLUSIVE LICENSEE granting co-exclusive rights under the PATENT RIGHTS is completed within twelve (12) months of the EFFECTIVE DATE or such agreement is terminated at any time for any reason, the license granted by WHITEHEAD to COMPANY under Section 2.1 above will be exclusive.

2.3 Sublicenses. COMPANY will have the right to grant sublicenses of the license and other rights under Section 2.1 and this Agreement and through multiple tiers, for any PATENT RIGHTS that are then licensed by COMPANY at the time of such SUBLICENSE AGREEMENT. A sublicense by COMPANY under any PATENT RIGHTS must be for purposes of research, developing, or marketing a LICENSED PRODUCT. COMPANY shall incorporate terms and conditions into its SUBLICENSE AGREEMENTS sufficient to enable COMPANY to comply with this Agreement.

Upon termination of this Agreement for any reason, any SUBLICENSEE not then in default will have the right to take a direct license from WHITEHEAD under PATENT RIGHTS with rights and terms substantially equivalent to the rights and terms of this Agreement, including without limitation financial terms. WHITEHEAD agrees to execute such direct license and any non-identical terms will be negotiated between SUBLICENSEE and WHITEHEAD in good faith under reasonable terms and conditions.

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2.3.1 Form and Content of SUBLICENSE AGREEMENT. Sublicense(s) granted by COMPANY under this Agreement will be in writing, and COMPANY shall include the equivalent of at least the following provisions with COMPANY in all sublicenses. SUBLICENSEES shall report annually to COMPANY on its operations under the sublicense.

(a)	SUBLICENSEES shall make payments due to COMPANY in a timely manner, so that COMPANY may comply with its obligations to make payments to WHITEHEAD as set forth in Article 4.

(b)

The terms and conditions of Sections 2.4 (U.S. Manufacturing), 2.5 (Retained Rights), 5.3 (Record keeping), 11.2 (Export Control), 11.3 (Non-Use of Name), and 11.4 (Marking of LICENSED PRODUCTS) are binding on the SUBLICENSEE through the applicable SUBLICENSE AGREEMENT.

(c)

A section substantially the same as Article 8 (Indemnification and Insurance) will be included which also will state that the Indemnitees (as defined in Article 8) are intended third-party beneficiaries of such SUBLICENSE AGREEMENT solely for the purpose of enforcing such indemnification and insurance provisions.

2.3.2 Copies of SUBLICENSE AGREEMENTS. COMPANY shall forward to WHITEHEAD copies of any and all fully executed SUBLICENSE AGREEMENTS within [***] ([***]) days after their execution, which copies may be reasonably redacted except for matters relevant to COMPANY’s obligations and/or WHITEHEAD’s rights under this Agreement, provided that sufficient information remains unredacted to allow WHITEHEAD to assess whether COMPANY is in compliance with its obligations under this Agreement and to verify amounts payable hereunder in connection with such SUBLICENSE AGREEMENT. WHITEHEAD shall keep copies of SUBLICENSE AGREEMENTS in its confidential files, shall treat as confidential information in accord with Article 14, and shall use them solely for the purpose of monitoring COMPANY’s and SUBLICENSEES’ compliance with their obligations hereunder and enforcing WHITEHEAD’s rights under this Agreement.

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2.4 U.S. Manufacturing. COMPANY agrees that any LICENSED PRODUCTS used or sold in the United States will be manufactured substantially in the United States as required by 35 U.S.C. 204 and 37 C.F.R. 401 et. seq., as amended. WHITEHEAD agrees to provide reasonable assistance to COMPANY to seek a waiver from any such requirement at COMPANY’s election.

2.5 Retained Rights.

(a) WHITEHEAD. WHITEHEAD retains the right to practice the PATENT RIGHTS for research, teaching, and other educational purposes including use in third-party sponsored research.

(b) Academic and Not-For-Profit Research Institutes. WHITEHEAD retains the right to grant non-exclusive licenses to other nonprofit or academic institutions to practice the PATENT RIGHTS for research, teaching, and other educational purposes; provided, however, that in no event shall any license permit the practice or use of any PATENT RIGHTS in the FIELD in the TERRITORY for commercial activities (meaning commercial development, production, manufacture, distribution or sale of products or provision of services for a fee).

(c) Federal Government. COMPANY acknowledges that the U.S. federal government retains a royalty-free, non-exclusive, non-transferable license to practice any government-funded invention claimed in any PATENT RIGHTS as set forth in 35 U.S.C. §§ 201-211, and the regulations promulgated thereunder, as amended, or any successor statutes or regulations.

(d) [***]. WHITEHEAD represents that it is a party to a Sponsored Research Agreement by and between WHITEHEAD and [***] dated [***] (“SRA”) and that the SRA remains in full force and effect as of the EFFECTIVE DATE. WHITEHEAD agrees that no modification to the SRA relevant to terms of this Section 2.5(d) will be made without COMPANY’s prior written approval.

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(1) WHITEHEAD represents that the SRA includes an obligation for WHITEHEAD to grant rights in certain inventions arising under the SRA to [***]. Such inventions are “WIBR Inventions”, “Subcontractor Inventions” and “WIBR/Subcontractor Inventions” (as each such term is defined in the SRA) arising during the initial term of the SRA (and any extension up to [***] agreed in writing) for which (i) patent applications are filed and (ii) that would be dominated by one or more VALID CLAIMS of the PATENT RIGHTS (“SRA Invention”).

(2) COMPANY acknowledges that WHITEHEAD has or will covenant not to sue [***] for infringement of the PATENT RIGHTS arising from the practice of SRA Inventions that become licensed to [***] by WHITEHEAD (and sublicensees of same). Accordingly, COMPANY’s rights under Section 7.2 of this Agreement (Right to Prosecute Infringements) will exclude infringement of the PATENT RIGHTS by [***] arising from the practice of SRA Inventions licensed to [***] by WHITEHEAD (and such infringement by sublicensees of same).

(3) If [***] does not become licensed under an applicable SRA Invention or such license terminates for any reason, COMPANY will have no restrictions from pursuing infringement of the PATENT RIGHTS as otherwise provided in this Agreement.

2.6 No Additional Rights. Nothing in this Agreement will be construed to confer any rights upon COMPANY by implication, estoppel, or otherwise as to any technology or patent rights of WHITEHEAD or any other entity other than the PATENT RIGHTS, regardless of whether such technology or patent rights shall be dominant or subordinate to any PATENT RIGHTS.

3. COMPANY DILIGENCE OBLIGATIONS

3.1 COMPANY shall use commercially reasonable efforts, or shall cause one or more of its AFFILIATES and SUBLICENSEES to use commercially reasonable efforts, to develop one or more LICENSED PRODUCTS or LICENSED PROCESSES and to introduce LICENSED PRODUCTS or LICENSED PROCESSES into the commercial market; thereafter, COMPANY or its AFFILIATES or SUBLICENSEES shall make one or more LICENSED PRODUCTS or LICENSED PROCESSES reasonably available to the public. Specifically, COMPANY or any of its AFFILIATES or SUBLICENSEES shall fulfill the following obligations:

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(i)

Within [***] ([***]) months after the EFFECTIVE DATE, COMPANY shall furnish WHITEHEAD with a written research and development plan describing the major tasks to be achieved in order to bring to market a LICENSED PRODUCT and/or LICENSED PROCESS, specifying the number of staff and other resources to be devoted to such commercialization effort.

(ii)

Within [***] ([***]) days after the end of each calendar year, COMPANY shall furnish WHITEHEAD with a written report (consistent with Section 5.1(a)) on the progress of its efforts during the immediately preceding calendar year to develop and commercialize LICENSED PRODUCTS and/or LICENSED PROCESSES. The report will also contain a discussion of intended efforts and sales projections for the year in which the report is submitted.

3.2 Diligence Requirements.

(a) COMPANY will use commercially reasonable efforts to develop and commercialize a LICENSED PRODUCT consistent with the efforts of a similarly situated company for a product in a similar therapeutic area with similar market potential. If, during the TERM, COMPANY or any one or more AFFILIATES or SUBLICENSEES, alone or together, has performed any one of the following, then COMPANY will be deemed to have complied with COMPANY’s obligations under this Section 3.2(a):

(i)	[***];

(ii)	[***];

(iii)	[***]; or

(iv)	[***].

(b) If in WHITEHEAD’S reasonable judgment none of these criteria in Section 3.2(a) are met and COMPANY has not otherwise demonstrated commercially reasonable efforts for developing LICENSED PRODUCTS, WHITEHEAD shall notify COMPANY in writing. COMPANY shall respond in writing within [***] ([***]) days of notice from WHITEHEAD stating that: (1) COMPANY shall meet one of the criteria within [***] ([***]) days of its response; (2) COMPANY has met at least one of the criteria with information describing how; or (3) explain, to WHITEHEAD’S reasonable satisfaction, the basis for not meeting the listed criteria due to circumstances beyond COMPANY’s reasonable control.

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(c) Beginning [***] from the EFFECTIVE DATE, if WHITEHEAD or COMPANY receives a bona fide request from a third party for a sublicense to the PATENT RIGHTS to make, have made, use, sell, offer to sell, and import a LICENSED PRODUCT or LICENSED PROCESS, which proposed product or process (“Proposed Product”) is not directly competitive with any LICENSED PRODUCT or LICENSED PROCESS then offered for sale or in bona fide research or development by or on behalf of COMPANY or any of its AFFILIATES or SUBLICENSEES or with the then-current business interests of COMPANY or an AFFILIATE or SUBLICENSEE, then COMPANY shall enter into good-faith negotiations toward granting at least a non-exclusive sublicense, limited to the proposed field only, to such third party for such third party’s Proposed Product.

As an alternative to negotiating a sublicense to a third party, at COMPANY’S election and at its sole discretion, COMPANY (or one of its AFFILIATES or SUBLICENSEES) may submit to WHITEHEAD, within [***] ([***]) months after such third party’s request for a sublicense, a plan for prompt and diligent development of the Proposed Product that is not directly competitive with any LICENSED PRODUCT or LICENSED PROCESS, including a commitment to commercially reasonable development milestones. If WHITEHEAD approves this plan, such approval not to be unreasonably withheld, no third-party sublicense shall be required for each such Proposed Product pursuant to this Section 3.2(c). If WHITEHEAD does not approve this plan, the parties shall meet within [***] ([***]) days of COMPANY’s submission to resolve in good-faith any differences in the plan.

For purposes of this Section 3.2(c), “directly competitive” includes, for example and without limitation, that (i) the Proposed Product is or could be for the same or similar indication or otherwise is in the same therapeutic space as any such LICENSED PRODUCT or LICENSED PROCESS or would rely upon any regulatory filing for a LICENSED PRODUCT or LICENSED PROCESS submitted by COMPANY, its AFFILIATE or SUBLICENSEE; (ii) the Proposed Product is a derivative, homolog, analog, or other chemically-related species/compound to such LICENSED PRODUCT or LICENSED

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PROCESS; or (iii) the development or commercialization of the Proposed Product could harm the development or commercialization of any such LICENSED PRODUCT or LICENSED PROCESS (where, for example, an adverse regulatory event for the Proposed Produce could include any such LICENSED PRODUCT or LICENSED PROCESS) as determined in the reasonable judgment of COMPANY, its AFFILIATE or SUBLICENSEE.

(d) In the event that COMPANY or its AFFILIATES or SUBLICENSEES, alone or together, has not performed at least one of Sections 3.2(a)(i) through (iv) during [***] with respect to at least one LICENSED PRODUCT, then WHITEHEAD may treat such failure as a material breach in accordance with Section 12.3(b), subject to Section 3.2(b).

4. ROYALTIES AND PAYMENT TERMS

4.1 Consideration for Grant of Rights.

(a) License Issue Fee and Patent Cost Reimbursement. COMPANY shall pay to WHITEHEAD a license issue fee of [***] Dollars ($[***]) within [***] ([***]) days of the EFFECTIVE DATE. The license issue fee [***].

(b) License Maintenance Fees. COMPANY shall pay to WHITEHEAD the following license maintenance fees on January 1 of each year set forth below:

Year(s)	License Maintenance Fee
2020	$	[	***]
2021	$	[	***]
2022	$	[	***]
2023	$	[	***]
2024 and every year thereafter	$	[	***]

[***], the license maintenance fee may be credited to royalties due under this Agreement during the same calendar year, if any. License maintenance fees paid in excess of such payments due in such calendar year will not be creditable to amounts due for future years.

(c) Milestone Payments. COMPANY shall pay to WHITEHEAD the following Milestone Payments within [***] ([***]) days of the event, whether such event is achieved by COMPANY, its AFFILIATE or SUBLICENSEE. Each Milestone Payment is payable one time only for the first achievement of such event for [***].

(1)	[***];

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(2)	[***];

(3)	[***];

(4)	[***].

(5)	[***].

The milestone payments [***].

(d) Royalties on LICENSED PRODUCTS and Sharing of LICENSED SERVICES INCOME: COMPANY shall pay to WHITEHEAD:

(i)	a running royalty of [***] Percent ([***]%) of NET SALES of LICENSED PRODUCTS by COMPANY, its AFFILIATES, and its SUBLICENSEES;

(ii)	[***] percent ([***]%) of LICENSED SERVICES INCOME received by COMPANY or AFFILIATES.

Running royalties and share of LICENSED SERVICES INCOME will be payable for each REPORTING PERIOD and will be due to WHITEHEAD within [***] ([***]) days of the end of each REPORTING PERIOD.

(e) Royalty Offset. If COMPANY, or an AFFILIATE is obligated to pay royalties to one or more third parties in order to obtain a license or similar right necessary to make, have made, use, sell, have sold, offer to sell, lease, or import a LICENSED PRODUCT, and COMPANY or its AFFILIATE actually pays said third-party royalties, COMPANY will be entitled to credit up to [***] ([***]%) of the amounts actually paid to such third parties against the royalties due to WHITEHEAD under this Agreement in the same REPORTING PERIOD, provided, however, that in no event will the royalty payments under Section 4.1(d)(i) be reduced to less than [***] Percent ([***]%) of NET SALES of such LICENSED PRODUCT in such REPORTING PERIOD; provided, further, that [***].

(f) Except if early terminated by a party under Section 12, upon satisfaction of COMPANY’s royalty obligations with respect to a LICENSED PRODUCT, the license grants contained herein will become fully paid-up, royalty-free, perpetual, and irrevocable for such LICENSED PRODUCT.

(g) SUBLICENSE AGREEMENTS. COMPANY shall [***].

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(h) No Multiple Royalties. If the manufacture, use, lease, offer for sale, import, or sale of any LICENSED PRODUCT or the performance of any LICENSED PROCESS is covered by more than one of the PATENT RIGHTS, multiple royalties will not be due.

4.2 Payments.

(a) Method of Payment. All payments under this Agreement should be made payable to “Whitehead Institute for Biomedical Research” and sent to WHITEHEAD’s address identified in Section 14.1. Each payment should reference this Agreement ([***]) and identify the obligation under this Agreement that the payment satisfies.

(b) Payments in U.S. Dollars. All payments due under this Agreement will be drawn on a United States bank and will be payable in United States dollars. Conversion of foreign currency to U.S. dollars will be made at the conversion rate existing in the United States (as reported in the Wall Street Journal) on the last working day of the calendar quarter of the applicable REPORTING PERIOD. [***]. If COMPANY is required to deduct or collect withholding or similar taxes or other government imposed fees or taxes, then COMPANY shall provide reasonable assistance to WHITEHEAD in filing paperwork related to its non-profit status.

(c) Late Payments. Any payments by COMPANY that are not paid on or before the date such payments are due under this Agreement will bear interest, to the extent permitted by law, at [***] as reported in the Wall Street Journal on the date payment is due.

5. REPORTS AND RECORD KEEPING

5.1 Frequency of Reports.

(a) Before First Commercial Sale. Prior to the first commercial sale of any LICENSED PRODUCT or commercial performance of a LICENSED PROCESS, COMPANY shall deliver reports to WHITEHEAD annually, within [***] ([***]) days of the end of each calendar year, containing information concerning the immediately preceding calendar year, as further described in Section 5.2.

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(b) COMPANY shall report to WHITEHEAD the date of first commercial sale of a LICENSED PRODUCT or first commercial sale of a LICENSED PROCESS within [***] ([***]) days of occurrence in each country.

(c) After First Commercial Sale. After the first commercial sale of a LICENSED PRODUCT or LICENSED SERVICE, COMPANY shall deliver reports to WHITEHEAD within [***] ([***]) days of the end of each REPORTING PERIOD, containing information concerning the immediately preceding REPORTING PERIOD, as further described in Section 5.2.

5.2 Content of Reports and Payments. Each report delivered by COMPANY to WHITEHEAD will contain at least the following information for the immediately preceding REPORTING PERIOD:

(i)	the number of LICENSED PRODUCTS sold, leased, or distributed by COMPANY, its AFFILIATES, and SUBLICENSEES to independent third parties;

(ii)	the gross price charged by COMPANY, its AFFILIATES, and SUBLICENSEES for each LICENSED PRODUCT;

(iii)	calculation of NET SALES for the applicable REPORTING PERIOD, including a listing of applicable deductions;

(iv)	total royalty payable on NET SALES in U.S. dollars, together with the exchange rates used for conversion;

(v)	the number of SUBLICENSE AGREEMENTS entered (including through multiple tiers);

(vi)	the amount of LICENSED SERVICE INCOME and calculation of such including a listing of applicable deductions;

(vii)	the achievement of COMPANY Diligence Obligations under Article 3 and Milestones under Section 4.1(c).

If no amounts are due for any REPORTING PERIOD, the report will so state.

5.3 Record keeping. COMPANY shall maintain, and shall cause its AFFILIATES and SUBLICENSEES to maintain, complete and accurate financial records relating to the rights and obligations under this Agreement and any amounts payable to WHITEHEAD in relation to this Agreement, which financial records will contain sufficient information to permit WHITEHEAD to confirm the accuracy of any financial reports delivered to WHITEHEAD. The relevant party shall retain such records for at least [***] ([***]) years

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following the end of the calendar year to which they pertain, during which time WHITEHEAD or WHITEHEAD’s appointed agents, shall have the right, at WHITEHEAD’s expense, to inspect such records during normal business hours to verify any payments due under this Agreement. Any such inspection will be by a certified public accountant who must enter into a standard form of confidentiality agreement then in use by the appropriate entity. In the event that any audit performed under this Section 5.3 reveals an underpayment in excess of [***] percent ([***]%), COMPANY will [***] within [***] ([***]) days of receiving notice thereof from WHITEHEAD. Any over-payments [***].

6. PATENT PROSECUTION

6.1 Responsibility for PATENT RIGHTS.

(a) WHITEHEAD in its sole discretion, shall prepare, file, prosecute, and maintain all of the PATENT RIGHTS. For purposes of this Agreement, patent prosecution includes ex parte prosecution, interference proceedings, reissues, reexaminations, and oppositions. As long as the license remains in whole or in part exclusive or co-exclusive, WHITEHEAD shall provide, or cause its agent to provide, copies of material correspondence between WHITEHEAD and the United States Patent Office or, as applicable, the various foreign patent offices, and with patent counsel, and give COMPANY reasonable opportunity to advise WHITEHEAD or WHITEHEAD’s counsel on such matters. COMPANY shall designate an individual or department for receiving the patent-related correspondence.

(b) COMPANY shall have reasonable opportunities to consult with and advise WHITEHEAD for all patent-related activity for PATENT RIGHTS in conjunction with the CO-EXCLUSIVE LICENSEE. COMPANY shall cooperate with WHITEHEAD in preparing, filing, prosecuting, and maintaining the patent applications and patents within PATENT RIGHTS. COMPANY shall use reasonable efforts to provide prompt notice to WHITEHEAD of any non-privileged, public information that comes to its attention that may affect the patentability, validity, or enforceability of any patent application or patent within PATENT RIGHTS. WHITEHEAD shall consider the legitimate interests of COMPANY in performing its responsibility under this Section 6.1 and all reasonable comments from

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COMPANY regarding any patent filing within PATENT RIGHTS. In the event of contradicting or inconsistent comments received from COMPANY and CO-EXCLUSIVE LICENSEE with respect to patent activity for PATENT RIGHTS, WHITEHEAD will promptly notify COMPANY in writing. WHITEHEAD will use reasonable efforts to facilitate a joint meeting or discussion including patent counsel, COMPANY and CO-EXCLUSIVE LICENSEE in a timely manner to reach mutual agreement to resolve such comments.

(c) COMPANY may surrender its licenses under any of the patents or patent applications, or any claim(s) thereof within PATENT RIGHTS in any country of the licensed TERRITORY by giving [***] ([***])-days advance written notice to WHITEHEAD. If COMPANY so surrenders its rights, it will [***]. Thereafter, COMPANY will [***]. Notwithstanding the foregoing, if such surrender results in termination of all rights under this Agreement, then the termination notice provision in Section 12, below, shall apply.

6.2 International (non-United States) Filings. Appendix B is a list of countries in which patent applications corresponding to the United States patent applications listed in Appendix A will be filed, prosecuted, and maintained. Appendix B may be amended by mutual agreement of WHITEHEAD and COMPANY.

6.3 Payment of Expenses. Payment of all reasonable, documented out-of-pocket fees and costs, including reasonable attorneys’ fees, relating to the filing, prosecution, and maintenance of the PATENT RIGHTS, whether such amounts were incurred before or after the EFFECTIVE DATE and during the TERM will be shared equally between COMPANY and the CO-EXCLUSIVE LICENSEE for patent application(s) and issued patents within the PATENT RIGHTS for so long as such patent applications and patents remained licensed to both COMPANY and CO-EXCLUSIVE LICENSEE, include the time period following any surrender of patents until expiration of payment obligation under Section 6.1(c) above. If a patent application or issued patent within the PATENT RIGHTS becomes exclusively licensed to COMPANY, then payment of all reasonable, documented out-of-pocket fees and costs incurred subsequent to becoming exclusively licensed, including reasonable attorneys’ fees, relating to the filing, prosecution, and maintenance of such patent application or issued patent will be the responsibility of the COMPANY.

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COMPANY shall pay all amounts due pursuant to this Section 6.3 within thirty (30) days of invoice. Late payments shall accrue interest pursuant to Section 4.2(c). In all instances, WHITEHEAD shall pay the fees prescribed for large entities to the United States Patent and Trademark Office.

7. INFRINGEMENT

7.1 Notification of Infringement. Each party agrees to provide written notice to the other promptly after becoming aware of any infringement of the PATENT RIGHTS in the FIELD in the TERRITORY.

7.2 Right to Prosecute Infringements.

Definitions. The following definitions will apply to this Section 7.2:

(1)	[***].

(2)	[***].

(3)	[***].

(4)	“Omega Enforcement Field” means [***].

(a) Right to Prosecute. So long as COMPANY remains the co-exclusive or exclusive licensee of the PATENT RIGHTS in the FIELD in the TERRITORY, COMPANY, to the extent permitted by law, will have the right, under its own control and [***], to prosecute any third-party infringement of the PATENT RIGHTS in the TERRITORY in the Omega Enforcement Field, subject to Sections 2.5(d), 7.4 and 7.5. If required by law, WHITEHEAD shall permit any action under this Section 7.2 to be brought in its name, including being joined as a party-plaintiff, provided that [***].

Prior to commencing any such action, COMPANY shall consult with WHITEHEAD and the CO-EXCLUSIVE LICENSEE and shall consider the views of WHITEHEAD regarding the advisability of the proposed action and its effect on the public interest. COMPANY shall not enter into any settlement, consent judgment, or other voluntary final disposition of any infringement action under this Section 7.2 without the prior written consent of WHITEHEAD, such consent not to be unreasonably withheld, delayed or conditioned.

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For the avoidance of doubt, COMPANY will have no right to prosecute any third-party infringement of the PATENT RIGHTS outside of the Omega Enforcement Field. If the CO-EXCLUSIVE LICENSEE is prosecuting a third-party infringement of the PATENT RIGHTS outside of the Omega Enforcement Field, then COMPANY shall have no right to sublicense the PATENT RIGHTS that are subject to such third-party infringement to the party being so prosecuted.

(b) WHITEHEAD Right to Prosecute. In the event that COMPANY is unsuccessful in persuading the alleged infringer to desist or fails to have initiated an infringement action within a reasonable time after COMPANY first becomes aware of the basis for such action, WHITEHEAD shall have the right, at its sole discretion but only after good-faith consultation with COMPANY, to prosecute such infringement under its sole control and [***]. In the event that COMPANY has chosen not to initiate an infringement action for business reasons, WHITEHEAD shall consider in good faith COMPANY’s reasons for such decision in deciding whether to prosecute such infringement.

7.3 Declaratory Judgment Actions. In the event that a PATENT CHALLENGE or any suit or action alleging that the PATENT RIGHTS are not infringed or unpatentable is brought against WHITEHEAD or COMPANY or any AFFILIATES or SUBLICENSEES by a third party, the subject party shall promptly notify the other parties in writing, and in the case of the Omega Enforcement Field, at its option and upon written notice to WHITEHEAD, COMPANY, at its option and upon written notice to WHITEHEAD, will have the right, but shall not be obligated, within [***] ([***]) days after commencement of such action to take over the sole defense of the action at its own expense. If COMPANY does not exercise this right, WHITEHEAD may take over the sole defense of the action at WHITEHEAD’s sole expense, but shall not be obligated to do so, subject to Sections 7.4 and 7.5.

7.4 Offsets. COMPANY may offset a total of [***] percent ([***]%) of any expenses incurred under Sections 7.2 and 7.3 against any payments due to WHITEHEAD under Section 4, provided that in no event shall such payments under Section 4, when aggregated with any other offsets and credits allowed under this Agreement, be reduced by more than [***] percent ([***]%) in any REPORTING PERIOD.

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7.5 Recovery. Any recovery obtained in an action brought by COMPANY under Sections 7.2 or 7.3 will be distributed as follows:

(i)	each party will be first reimbursed pro rata for any expenses incurred in the action (including the amount of any royalty or other payments withheld from WHITEHEAD as described in Section 7.4);

(ii)	[***];

(iii)	[***]; and

(iv)	[***];

7.6 Cooperation. Each party agrees to cooperate in any action under this Section 7 which is controlled by any other party, provided that the controlling party reimburses the cooperating parties promptly for any reasonable costs and expenses incurred by the cooperating parties in connection with providing such assistance.

7.7 Right to Sublicense. So long as COMPANY remains the exclusive or co-exclusive licensee of the PATENT RIGHTS in the FIELD in the TERRITORY, COMPANY will have the sole right to sublicense any alleged infringer in the Omega Enforcement Field in the TERRITORY for future use of the PATENT RIGHTS in accordance with the terms and conditions of this Agreement relating to sublicenses as set forth in Section 2.3 and payments due under Section 4.

8. INDEMNIFICATION AND INSURANCE

8.1 Indemnification.

(a) Indemnity. COMPANY shall indemnify, defend, and hold harmless WHITEHEAD and its trustees, officers, faculty, students, medical and professional staff, employees, and agents and its respective successors, heirs and assigns (the “Indemnitees”), against any liability, damage, loss, or expense (including reasonable attorneys’ fees and expenses) incurred by or imposed upon the Indemnitees or any one of them, in connection with any third party claims, suits, investigations, actions, demands or judgments (i) arising out of the design, production, manufacture, sale, use in commerce, lease, or promotion by COMPANY or by a SUBLICENSEE, AFFILIATE or agent of COMPANY, or any product, process or service relating to, or developed pursuant to, this Agreement or (ii) arising out of any other activities to be carried out pursuant to this Agreement or (iii) related to the exercise of any rights granted to COMPANY under this Agreement or (iv) any breach of this Agreement by COMPANY.

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COMPANY’s indemnification under Sections 8.1(a)(ii) through 8.1(a)(iv) does not apply to any liability, damage, loss or expense to the extent that it is attributable to the grossly negligent activities of the Indemnitees, or the intentional wrongdoing or intentional misconduct of the Indemnitees.

(b) Procedures. The Indemnitees agree to provide COMPANY with prompt written notice of any commenced or threatened claim, suit, action, demand, or judgment for which indemnification is sought under this Agreement. COMPANY agrees, [***], to provide attorneys reasonably acceptable to WHITEHEAD to defend against any actions brought or filed against any party indemnified hereunder with respect to the subject of the indemnity contained herein, whether or not such actions are rightfully brought. The Indemnitees shall cooperate with COMPANY in such defense and will permit COMPANY to conduct and control such defense and the disposition of such claim, suit, or action (including all decisions relative to litigation, appeal, and settlement); provided, however, that any Indemnitee shall have the right to retain its own counsel, [***], if representation of such Indemnitee by the counsel retained by COMPANY would be inappropriate because of actual or potential differences in the interests of such Indemnitee and any other party represented by such counsel. COMPANY agrees to keep WHITEHEAD informed of the progress in the defense and disposition of such claim and to consult with WHITEHEAD with regard to any proposed settlement.

The right of COMPANY to assume the defense of any action is limited to that part of the action commenced against WHITEHEAD and/or Indemnitees that relates to COMPANY’s obligation of indemnification and holding harmless.

COMPANY shall require any AFFILIATE(S) or SUBLICENSEE(S) to indemnify, hold harmless, and defend WHITEHEAD under the same terms set forth in this Section 8.1.

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8.2 Insurance. At such time as any product, process, or service relating to, or developed pursuant to, this Agreement is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by COMPANY or by a SUBLICENSEE(S), AFFILIATE(S) or agent of COMPANY, COMPANY shall obtain and carry in full force and effect commercial general liability insurance, including product liability insurance which shall protect COMPANY and Indemnitees with respect to events covered by Section 8.1. Such insurance will (i) be issued by a properly licensed insurer, (ii) list WHITEHEAD as additional insureds thereunder, and (iii) be endorsed to include product liability coverage. [***].

In the alternative, if COMPANY elects to self insure [***]. COMPANY shall provide WHITEHEAD with Certificates of Insurance evidencing compliance with this Section 8.2 upon request of WHITEHEAD.

COMPANY shall provide WHITEHEAD with written notice at least [***] ([***]) days prior to the cancellation, non renewal or material change in such insurance except that notice of cancellation due to non-payment of premium will be made with notice not less than [***] ([***]) days prior to cancellation; if COMPANY does not obtain replacement insurance providing comparable coverage within such [***] ([***])-day period, WHITEHEAD has the right to terminate this Agreement effective at the end of such [***] ([***])-day period without any notice or additional waiting periods.

The minimum amounts of insurance coverage required under these provisions may not be construed to create a limit of COMPANY’s liability with respect to its indemnification obligation under Section 8.1.

COMPANY shall maintain such comprehensive general liability insurance beyond the expiration or termination of this Agreement during (a) the period that any product, process, or service, relating to, or developed pursuant to, this Agreement is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by COMPANY or by a SUBLICENSEE, AFFILIATE, or agent of COMPANY and (b) a reasonable period after such time as any product, process or service relating to, or developed pursuant to, this Agreement is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals), which in no event shall be less than [***] ([***]) years.

[***].

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9. REPRESENTATIONS OR WARRANTIES

9.1. Representations and Warranties. To its knowledge, as of the EFFECTIVE DATE, WHITEHEAD represents and warrants that: (a) it solely and exclusively owns the patents and applications included within the PATENT RIGHTS; (b) it has the power and authority to grant the licenses provided for herein to COMPANY, and that it has not earlier granted, or assumed any obligation to grant, any rights in the PATENT RIGHTS to any third party that would conflict with the rights granted to COMPANY herein; (c) this Agreement constitutes the legal, valid, and binding obligation of WHITEHEAD, enforceable against such WHITEHEAD in accordance with its terms; [***].

9.2 Limitation on Representations and Warranties. EXCEPT AS MAY OTHERWISE BE EXPRESSLY SET FORTH IN THIS AGREEMENT, WHITEHEAD MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND CONCERNING THE PATENT RIGHTS, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, VALIDITY OF PATENT RIGHTS CLAIMS, WHETHER ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE. Specifically, and not to limit the foregoing, WHITEHEAD makes no warranty or representation [***].

EXCEPT FOR COMPANY’S INDEMNITY OBLIGATIONS UNDER SECTION 8.1, IN NO EVENT SHALL ANY PARTY, THEIR TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES FACULTY, STUDENTS, MEDICAL AND PROFESSIONAL STAFF, AGENTS, AND AFFILIATES BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGES OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER WHITEHEAD OR COMPANY SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.

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10. ASSIGNMENT

This Agreement is personal to COMPANY and no rights or obligations may be assigned by COMPANY without the prior written consent of WHITEHEAD. Any such assignment will be void. The foregoing notwithstanding, COMPANY may assign its rights and obligations under this Agreement to a successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business to which this Agreement relates (however such transaction is structured); provided, however, that if this Agreement is assigned upon such merger, consolidation, or sale, (i) COMPANY shall [***], and (ii) this Agreement will immediately terminate if the proposed assignee has not agreed in writing to be bound by the terms and conditions of this Agreement within [***] ([***]) days after the effective date of the assignment.

11. GENERAL COMPLIANCE WITH LAWS

11.1 Compliance with Laws. COMPANY shall comply with all local, state, federal, and international laws and regulations relating to the development, manufacture, use, and sale of LICENSED PRODUCTS and LICENSED PROCESSES.

11.2 Export Control. COMPANY and its AFFILIATES and SUBLICENSEES shall comply with all applicable United States laws and regulations controlling the export of certain commodities and technical data, including without limitation all Export Administration Regulations of the United States Department of Commerce. COMPANY will indemnify, defend, and hold WHITEHEAD harmless (in accordance with Section 8.1) for the consequences of any such violation.

11.3 Non-Use of Name. COMPANY and its AFFILIATES and SUBLICENSEES shall not use the name of “Whitehead Institute” or any variation, adaptation, or abbreviation thereof, or of any of their trustees, officers, faculty, students, employees, or agents, or any trademark owned by WHITEHEAD, or any terms of this Agreement in any promotional material or other public announcement or disclosure, unless legally required, without the prior written consent of the relevant party, which consent such party may withhold in its sole discretion. WHITEHEAD shall not use the name of “Omega Therapeutics, Inc.,” or any variation, adaptation, or abbreviation thereof, or of any of their directors, officers, employees, or agents, or any trademark owned by COMPANY, or any terms of this Agreement in any promotional material or other public announcement or disclosure, unless legally required, without the prior written consent of the COMPANY, which consent COMPANY may withhold in its sole discretion. The foregoing notwithstanding, without the consent of WHITEHEAD, COMPANY may make factual statements during the term of this Agreement that COMPANY has a license from WHITEHEAD under one or more of the patents and/or patent applications comprising the PATENT RIGHTS.

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11.4 Marking of LICENSED PRODUCTS. To the extent commercially feasible and consistent with prevailing business practices, COMPANY shall mark, and shall cause its AFFILIATES and shall use commercially reasonable efforts to cause its SUBLICENSEES to mark, all LICENSED PRODUCTS that are manufactured or sold under this Agreement with the number of each issued patent under the PATENT RIGHTS that applies to such LICENSED PRODUCT.

12. TERMINATION

12.1 Voluntary Termination by COMPANY. COMPANY will have the right to terminate this Agreement, for any reason, (i) upon at least [***] ([***]) months prior written notice to WHITEHEAD, such notice to state the date at least [***] ([***]) months in the future upon which termination is to be effective, and (ii) upon payment of all undisputed amounts due to WHITEHEAD through such termination effective date.

12.2 Cessation of Business. If COMPANY ceases to carry on its business, as evidenced by liquidation of its assets, WHITEHEAD will have the right to terminate this Agreement immediately upon written notice to COMPANY.

12.3 Termination for Default.

(a) Nonpayment. In the event COMPANY fails to pay any undisputed amounts due and payable to WHITEHEAD hereunder, and fails to make such payments within [***] ([***]) days after receiving written notice of such failure, WHITEHEAD may terminate this Agreement immediately upon written notice to COMPANY.

(b) Material Breach. In the event COMPANY commits a material breach of its obligations under this Agreement, except for breach as described in Section 12.3(a), and fails to cure that breach within [***] ([***]) days after receiving written notice thereof, or to take reasonable steps to cure such breaches that cannot be cured within [***] ([***]) days. WHITEHEAD may terminate this Agreement immediately upon written notice to COMPANY subject to completion of the dispute resolution process set forth in Section 13 and subsequent opportunity to cure.

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12.4 Effect of Termination.

(a) Survival. The following provisions shall survive the expiration or termination of this Agreement in accordance with their terms: Sections 1, 5.2 (only for obligation to provide final report and payment), 6.3 ([***]), 8, 9, 12.4, 13, 14, and 15.

(b) Inventory. Upon the early termination of this Agreement, COMPANY and its AFFILIATES and SUBLICENSEES may complete and sell any work-in-progress and inventory of LICENSED PRODUCTS that exist as of the effective date of termination, provided that:

(i)	COMPANY pays WHITEHEAD the applicable running royalty or other amounts due on such sales of LICENSED PRODUCTS in accordance with the terms and conditions of this Agreement; and

(ii)	COMPANY and its AFFILIATES and SUBLICENSEES shall complete and sell all work-in-progress and inventory of LICENSED PRODUCTS within [***] after the effective date of termination.

(c) Pre-termination Obligations. In no event shall termination of this Agreement release COMPANY, AFFILIATES, or SUBLICENSEES from the obligation to pay any amounts that became due on or before the effective date of termination.

13. DISPUTE RESOLUTION

13.1 Mandatory Procedures. The parties agree that any dispute arising out of or relating to this Agreement shall be resolved solely by means of the procedures set forth in this Section 13, and that such procedures constitute legally binding obligations that are an essential provision of this Agreement. If any party fails to observe the procedures of this Section 13, as may be modified by their written agreement, the other parties may bring an action for specific performance of these procedures in any court of competent jurisdiction.

13.2 Equitable Remedies. Although the procedures specified in this Section 13 are the sole and exclusive procedures for the resolution of disputes arising out of or relating to this Agreement, any party may seek a preliminary injunction or other provisional equitable relief if, in its reasonable judgment, such action is necessary to avoid irreparable harm to itself or to preserve its rights under this Agreement.

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13.3 Dispute Resolution Procedures.

(a) Mediation. In the event of a dispute between the parties arising out of or relating to this Agreement, the dispute will be referred to the chief executive officer or equivalent of each party or their respective designees for resolution. If the dispute remains unresolved within [***] ([***]) days from the date the referral as described above, any party may initiate mediation upon written notice to the other party (“Notice Date”), whereupon all parties shall be obligated to engage in a mediation proceeding under the then current Center for Public Resources (“CPR”) Model Procedure for Mediation of Business Disputes (http://www.cpradr.org), except that specific provisions of this Section 13 shall override inconsistent provisions of the CPR Model Procedure. The mediator will be selected from the CPR Panels of Neutrals. If the parties cannot agree upon the selection of a mediator within fifteen (15) business days after the Notice Date, then upon the request of any party, the CPR shall appoint the mediator. The parties shall attempt to resolve the dispute through mediation until the first of the following occurs:

(i)	the parties reach a written settlement;

(ii)	the mediator notifies the parties in writing that they have reached an impasse;

(iii)	the parties agree in writing that they have reached an impasse; or

(iv)	the parties have not reached a settlement within sixty (60) days after the Notice Date.

(b) Trial Without Jury. If the parties fail to resolve the dispute through mediation, or if no party elects to initiate mediation, each party shall have the right to pursue any other remedies legally available to resolve the dispute, provided, however, that the parties expressly waive any right to a jury trial in any legal proceeding under this Section 13.

13.4 Performance to Continue. Each party shall continue to perform its undisputed obligations under this Agreement pending final resolution of any dispute arising out of or relating to this Agreement; provided, however, that a party may suspend performance of its undisputed obligations during any period in which the other party fails or refuses to perform its undisputed obligations. Nothing in this Section 13 is intended to relieve COMPANY from its obligation to make undisputed payments pursuant to Sections 4 and 6.

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13.5 Statute of Limitations. The parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) shall be tolled while the procedures set forth in Section 13.3(a) are pending. The parties shall cooperate in taking any actions necessary to achieve this result.

14. CONFIDENTIALITY

14.1 Non-disclosure and Non-use.

(a) All non-public information disclosed by one party to the other party hereunder shall be maintained in confidence by the receiving party and shall not be disclosed to any third party or used for any purpose except as set forth herein without the prior written consent of the disclosing party, for a period of [***] ([***]) years from disclosure of such information, except to the extent that such information:

(i)	is known by receiving party at the time of its receipt, and not through a prior disclosure by the disclosing party, as documented by the receiving party’s business records;

(ii)	is or becomes part of the public domain through no fault of the receiving party;

(iii)	is subsequently disclosed to the receiving party by a third party who may lawfully do so and is not under an obligation of confidentiality covering such information;

(iv)	is developed by the receiving party independently of information received from the disclosing party, as documented by the receiving party’s business records;

(b) Notwithstanding the foregoing, a party may disclose Information:

(i)

in the case of COMPANY, its AFFILIATES or SUBLICENSEES to governmental or other regulatory agencies in order to obtain patents or to gain or maintain approval to conduct clinical trials or to market LICENSED PRODUCTS or LICENSED PROCESSES, provided however that such disclosure may be only to the extent reasonably necessary to obtain patents or authorizations.

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(ii)

in the case of COMPANY, its AFFILIATES or SUBLICENSEES, as deemed necessary by COMPANY to be disclosed to sublicensees, agents, consultants, and/or other third parties for the development and/or commercialization of a LICENSED PRODUCT, and/or in connection with a licensing/sublicensing transaction and/or a permitted assignment under this Agreement, and/or loan, financing or investment and/or acquisition, merger, consolidation or similar transaction (or for such entities to determine their interest in performing such activities) in each case on the condition that any third party to whom such disclosures are made agree to be bound by a confidentiality agreement.

Information that is disclosed under 14.1(b)(i) or 14.1(b)(ii) will remain otherwise subject to the confidentiality and non-use provisions hereof.

14.2 Judicial or Administrative Process. If a party is required by judicial or administrative process to disclose non-public information received from the other party that is subject to the non-disclosure provisions of this Section 14, such party shall promptly inform the other party of the disclosure that is being sought in order to provide the other party an opportunity to challenge or limit the disclosure obligations. Any disclosure of the disclosing party’s non-public information will be limited to the specific requirements of the judicial or administrative process.

Information that is disclosed by judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions hereof, and the disclosing party, pursuant to law or court order, shall take all steps reasonably necessary, including without limitation obtaining an order of confidentiality, to ensure the continued confidential treatment of such information.

14.3 SEC Filings. Either party may publicly disclose the terms of this Agreement to the extent required, in the reasonable opinion of such party’s legal counsel, to comply with applicable laws, including without limitation the rules and regulations promulgated by the United States Securities and Exchange Commission (the “SEC”). Notwithstanding the foregoing, before disclosing this Agreement or any of the terms hereof pursuant to this Section 14.3, the parties will consult with one another on the terms of this Agreement to be redacted in making any such disclosure. If a party discloses this Agreement or any of the terms hereof in accordance with this Section 14.3, such party agrees, [***], to seek confidential treatment of portions of this Agreement or such terms, as may be reasonably requested by the other party.

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15. MISCELLANEOUS

15.1 Notice. Any notices required or permitted under this Agreement will be in writing, will specifically refer to this Agreement, and will be sent by hand, recognized national overnight courier, confirmed electronic mail, or registered or certified mail, postage prepaid, return receipt requested, to the following addresses of the parties:

If to WHITEHEAD:	Whitehead Institute for Biomedical Research
455 Main Street
Cambridge, MA 02142
Attention: Intellectual Property Office
Tel: 617-258-5000

If to COMPANY:	Omega Therapeutics, Inc.
55 Cambridge Parkway
Cambridge MA 02142
ATTN: Legal Notices
Cc: [***]

All notices under this Agreement will be deemed effective upon receipt. A party may change its contact information immediately upon written notice to the other parties in the manner provided in this Section 15.1.

15.2 Governing Law. This Agreement and all disputes arising out of or related to this Agreement, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, will be construed, governed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts, U.S.A., without regard to conflict of laws principles, except that questions affecting the construction and effect of any patent will be determined by the law of the country in which the patent will have been granted. The state and federal courts having jurisdiction over Cambridge, MA, U.S.A., provide the exclusive forum for any court action between the parties relating to this Agreement. COMPANY and WHITEHEAD submit to the jurisdiction of such courts and waives any claim that such court lacks jurisdiction over WHITEHEAD, COMPANY or its AFFILIATES or constitutes an inconvenient or improper forum.

15.3 Force Majeure. No party will be responsible for delays resulting from causes beyond the reasonable control of such party, including without limitation fire, explosion, flood, war, strike, or riot, provided that the nonperforming party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

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15.4 Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by the parties. Any waiver of any rights or failure to act in a specific instance will relate only to such instance and will not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

15.5 Severability. In the event that any provision of this Agreement will be held invalid or unenforceable for any reason, such invalidity or unenforceability will not affect any other provision of this Agreement, and the parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent. If the parties fail to reach a modified agreement within [***] ([***]) days after the relevant provision is held invalid or unenforceable, then the dispute will be resolved in accordance with the procedures set forth in Section 13. While the dispute is pending resolution, this Agreement will be construed as if such provision were deleted by agreement of the parties.

15.6 Binding Effect. This Agreement will be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.

15.7 Headings. All headings are for convenience only and will not affect the meaning of any provision of this Agreement.

15.8 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements or understandings between the parties relating to its subject matter, except any confidentiality agreement between the parties entered into for purposes of review of PATENT RIGHTS or related information for purposes of the license in this Agreement.

Signatures follow on the next page.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

For WHITEHEAD INSTITUTE FOR BIOMEDICAL RESEARCH		For OMEGA THERAPEUTICS, INC:

By:	/s/ Carla DeMaria	By:	/s/ Mahesh Karande
Name:	Carla DeMaria	Name:	Mahesh Karande

Title:	Director of Intellectual Property & Sponsored Programs	Title:	President & CEO

Date:	5/31/19	Date:	5/23/19

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APPENDIX A

List of Patent Applications and Patents

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APPENDIX B

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